SATELLOGIC INC.
2021 INCENTIVE COMPENSATION PLAN

____

RESTRICTED STOCK UNIT AGREEMENT
FOR
____

1. **Grant of Restricted Stock Units**. SATELLOGIC INC., a business company with limited liability incorporated under the laws of the British Virgin Islands (the "***Company***"), hereby grants to _____________ (the "***Recipient***") the right to receive, at the times specified in Section 2 hereof, ________Restricted Stock Units of the Company conferring a right to receive an equal number of Shares (collectively, the "***RSUs***"). The RSUs shall be subject to the terms, provisions and restrictions set forth in this Restricted Stock Unit Agreement (the "***Agreement***") and the Satellogic Inc. 2021 Incentive Compensation Plan, as may be amended from time to time (the "***Plan***"), which is incorporated herein for all purposes. Unless otherwise provided herein, terms used herein that are defined in the Plan and not defined herein shall have the meanings attributable thereto in the Plan.

2. **Grant Date and Vesting of RSUs**.

(a) General Vesting. For the purposes of this Agreement, the "***Grant Date***" shall mean ____________________, 2022. Except as provided in Sections 2(b) and 3 of this Agreement or in the Plan, the RSUs shall vest in the following amounts and the following times (the "***Vesting Date***"), provided that the Continuous Service of the Recipient continues through each such Vesting Date:

[*INSERT FOR NEW HIRES ONLY:]*

Percentage of RSUs		Vesting Date
25%		First Anniversary
6.25%		On the 20th of each calendar quarter commencing after the First Anniversary

[INSERT FOR EXISTING EMPLOYEES ONLY:]

Percentage of RSUs		Vesting Date
6.25%		On the 20th day of each calendar quarter

There shall be no proportionate or partial vesting of the RSUs in or during the months, days or periods prior to each Vesting Date, and except as otherwise provided in Section 2(b) hereof, all vesting shall occur only on the applicable Vesting Date provided the conditions set forth in this Section 2 are satisfied. Any portion of the RSUs subject to this Agreement that have become vested pursuant to this Section 2 shall be referred to hereinafter as the "***Vested RSUs***," and any portion that have not vested hereunder shall be referred to as the "***Non-Vested RSUs***."

(b) Acceleration of Vesting Upon Certain Events. Notwithstanding anything to the contrary herein or in the Plan, the following shall apply (the date of any such acceleration event shall be referred to herein as an "***Acceleration Date***"):

(i) Death or Disability. In the event of the termination of the Recipient's Continuous Service with the Company and its Related Entities on account of the Recipient's death or Disability prior to a Vesting Date, then the Non-Vested RSUs subject to this Agreement shall become immediately vested as of the date of such termination of the Recipient's Continuous Service.

(ii) Change in Control. If either (1) the successor company in a Change in Control does not assume the RSUs as provided in Section 9(c)(ii) of the Plan, or (2) the successor company does so assume the RSUs and, in connection with or within twelve (12) months after, a Change in Control occurs, the Recipient's Continuous Service is terminated by the Company or a Related Entity without Cause, in each event of (1) or (2), the Non-Vested RSUs subject to this Agreement shall become immediately vested as of the date of the Change in Control or such termination of the Recipient's Continuous Service, as applicable.

(c) No Monetary Payment Required. The Recipient is not required to make any monetary payment (other than to satisfy applicable tax withholding obligations, if any, with respect to the issuance or vesting of the Shares that are the subject of the RSUs or as otherwise provided in the Plan) as a condition to receiving the Shares that are the subject of the RSUs, the consideration for which shall be past services actually rendered or future services to be rendered to the Company or any Related Entity. Notwithstanding the foregoing, if required by applicable law, the Recipient shall furnish consideration in the form of cash or past services rendered to a the Company or any Related Entity or for the benefit of the Company or any Related Entity having a value not less than the par value of the Shares issued pursuant to the RSUs.

3. **Treatment of RSUs Upon Termination of Continuous Service**. Except as set forth in Section 2 hereof, if the Recipient's Continuous Service is terminated for any reason prior to the earlier of (a) a Vesting Date or (b) an Acceleration Date, the Non-Vested RSUs granted hereunder shall be immediately forfeited and revert back to the Company without any payment to the Recipient. The Committee shall have the power and authority to enforce on behalf of the Company any rights the Company may have with respect to the RSUs under this Agreement in the event of the termination of the Recipient's Continuous Service. It is acknowledged that the term "forfeited" as used herein shall be construed in a manner consistent with the definition of "forfeiture" under the Plan and accordingly the Recipient consents to any redemption of RSUs by the Company where they may be forfeited.

4. **Settlement of the RSUs**. The Company shall issue to the Recipient the number of Shares corresponding to the Vested RSUs as soon as practicable on or after the Vesting Date or Acceleration Date, whichever applicable, but in no event later than 30 days after such Vesting Date or Acceleration Date.

5. **Rights with Respect to RSUs**. Except as otherwise provided in this Section 5 or the Plan, the Recipient shall not have any rights, benefits or entitlements with respect to the Shares corresponding to the RSUs unless and until those Shares are issued to the Recipient. On or after issuance, the Recipient shall have, with respect to the Shares issued, all of the rights of a holder of Shares granted pursuant to the memorandum and articles of association of the Company ((as the same may be amended from time to time, the "***Memorandum and Articles***") and other governing instruments of the Company, or as otherwise available at law.

6. **Transferability**. The RSUs are not transferable, other than by will or under the applicable laws of descent and distribution. Shares that have been issued to the Recipient in settlement of the RSUs in accordance with this Agreement and the Plan may be transferred in accordance with the Memorandum and Articles. Except as otherwise permitted pursuant to the first sentence of this Section 6, any attempt to effect a Transfer of any RSUs shall be void *ab initio*. For purposes of this Agreement, "***Transfer***" shall mean any sale, transfer, encumbrance, gift, donation, assignment, pledge, hypothecation, or other disposition, whether similar or dissimilar to those previously enumerated, whether voluntary or involuntary, and including, but not limited to, any disposition by operation of law, by court order, by judicial process, or by foreclosure, levy or attachment.

7. **Tax Matters**.

(a) Withholding. As a condition to the Company's and/or any group company's obligations with respect to the RSUs (including, without limitation, any obligation to issue any Shares) hereunder, if applicable, the Recipient shall make arrangements satisfactory to the Company and/or any group company to pay to the Company and/or any group company any federal, state, local or non-U.S. taxes of any kind including any social security contributions required to be withheld by the Company and/or any group company with respect to the issue of Shares corresponding to such RSUs. The Company and/or any group company shall under all circumstances, including if the Recipient shall fail to make the tax payments as are required, and to the extent permitted by law, have the right to deduct from any payment of any kind (including the withholding from issuance or vesting of any Shares that otherwise would be issued to Recipient under this Agreement) otherwise due to the Recipient any federal, state, local or non-U.S. taxes of any kind including any social security contributions required by law to be withheld by the Company and/or any group company with respect to such Shares.

(b) Satisfaction of Withholding Requirements. The Recipient may direct the Company to satisfy the withholding requirements with respect to the RSUs pursuant to the procedures and methods set forth in Section 9(e) of the Plan, including, but not limited to, withholding of Shares to be issued and the cash payment by the Company in respect to satisfy the Recipient's tax obligations.

(c) Recipient's Responsibilities for Tax Consequences. The tax consequences to the Recipient (including without limitation federal, state, local and non-U.S. income tax consequences) with respect to the RSUs (including without limitation the grant and vesting of RSUs and the issuance of Shares pursuant to the terms of RSUs) are the sole responsibility of the Recipient.

The Recipient shall consult with his or her own personal accountant(s) and/or tax advisor(s) regarding these matters and the Recipient's filing, withholding and payment (or tax liability) obligations.

8. **Amendment, Modification and Assignment**. This Agreement may only be amended or modified in a writing signed by the parties hereto. No promises, assurances, commitments, agreements, undertakings or representations, whether oral, written, electronic or otherwise, and whether express or implied, with respect to the subject matter hereof, have been made by either party which are not set forth expressly in this Agreement. Unless otherwise consented to in writing by the Company, in its sole discretion, this Agreement (and Recipient's rights hereunder) may not be assigned, and the obligations of Recipient hereunder may not be delegated, in whole or in part. The rights and obligations created hereunder shall be binding on the executors, administrators, heirs, successors and permitted assigns of the Recipient and on the successors and assigns of the Company.

9. **Complete Agreement**. This Agreement (together with those agreements and documents expressly referred to herein, for the purposes referred to herein) embody the complete and entire agreement and understanding between the parties with respect to the subject matter hereof, and supersede any and all prior promises, assurances, commitments, agreements, undertakings or representations, whether oral, written, electronic or otherwise, and whether express or implied, which may relate to the subject matter hereof in any way.

10. **Miscellaneous**.

(a) No Right to (Continued) Employment or Service. This Agreement and the grant of RSUs hereunder shall not confer, or be construed to confer, upon the Recipient any right to employment or service, or continued employment or service, with the Company or any Related Entity.

(b) No Limit on Other Compensation Arrangements. Nothing contained in this Agreement shall preclude the Company or any Related Entity from adopting or continuing in effect other or additional compensation plans, agreements or arrangements, and any such plans, agreements and arrangements may be either generally applicable or applicable only in specific cases or to specific persons.

(c) Severability. If any term or provision of this Agreement is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or under any applicable law, rule or regulation, then such provision shall be construed or deemed amended to conform to applicable law (or if such provision cannot be so construed or deemed amended without materially altering the purpose or intent of this Agreement and the grant of RSUs hereunder, such provision shall be stricken as to such jurisdiction and the remainder of this Agreement and the award hereunder shall remain in full force and effect).

(d) No Trust or Fund Created. Neither this Agreement nor the grant of RSUs hereunder shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Related Entity and the Recipient or any other person. To the extent that the Recipient or any other person acquires a right to receive payments from the Company or any Related Entity pursuant to this Agreement, such right shall be no greater than the right of any unsecured general creditor of the Company.

(e) Law Governing. This Agreement is governed by, and shall be construed in accordance with, the laws of the British Virgin Islands, except that with respect to matters that are subject to tax laws, regulations and rules of any specific jurisdiction, which shall be governed by the respective laws, regulations and rules of such jurisdiction.

(f) Interpretation. The Recipient accepts this award of RSUs subject to all of the terms, provisions and restrictions of this Agreement and the Plan. The Recipient hereby accepts as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under this Agreement or the Plan.

(g) Headings. Section, paragraph and other headings and captions are provided solely as a convenience to facilitate reference. Such headings and captions shall not be deemed in any way material or relevant to the construction, meaning or interpretation of this Agreement or any term or provision hereof.

(h) Notices. Any notice under this Agreement shall be in writing and shall be deemed to have been duly given when delivered by email to Equity Compensation Team at equitycompensation@satellogic.com and, in the case of the Recipient, to the Recipient's last permanent address as shown on the Company's records, subject to the right of either party to designate some other address at any time hereafter in a notice satisfying the requirements of this Section 10.

(i) Compliance with Section 409A

(i) It is the intention of both the Company and the Recipient that the benefits and rights to which the Recipient could be entitled pursuant to this Agreement either comply with or fall within an exception to Section 409A of the Code and the Treasury Regulations and other guidance promulgated or issued thereunder ("***Section 409A***"), to the extent that the requirements of Section 409A are applicable thereto, and the provisions of this Agreement shall be construed in a manner consistent with that intention. For purposes of applying the provisions of Section 409A to this Agreement, each separately identified amount to which the Recipient is entitled under this Agreement shall be treated as a separate payment. In addition, to the extent permissible under Section 409A, any series of installment payments under this Agreement shall be treated as a right to a series of separate payments.

(ii) Notwithstanding the foregoing, the Company does not make any representation to the Recipient that the RSUs awarded pursuant to this Agreement are exempt from, or satisfy, the requirements of Section 409A, and the Company shall have no liability or other obligation to indemnify or hold harmless the Recipient or any Beneficiary for any tax, additional tax, interest or penalties that the Recipient or any Beneficiary may incur in the event that any provision of this Agreement, or any amendment or modification thereof or any other action taken with respect thereto is deemed to violate any of the requirements of Section 409A.

(iii) Neither the Company nor the Recipient, individually or in combination, may accelerate any payment or benefit that is subject to Section 409A, except in compliance with Section 409A and the provisions of this Agreement, and no amount that is subject to Section 409A shall be paid prior to the earliest date on which it may be paid without violating Section 409A.

(iv) If required under Section 409A, then notwithstanding anything to the contrary in this Agreement or the Plan, if the Recipient is a "Specified Employee" (as defined below) then the issue of Shares otherwise required to be made under this Agreement on account of the termination of the Recipient's Continuous Service shall be made within thirty (30) days after the sixth (6th) month anniversary of the date of the termination of the Recipient's Continuous Service or, if earlier, the date of the Recipient's death if such deferral is required to comply with Section 409A of the Code. For purposes of this Agreement, a "***Specified Employee***" means any individual who, at the time of his or her separation from Continuous Service with the Company and its Related Entities, is a "key employee," within the meaning of Section 416(i) of the Code, of the Company or any Related Entity, the stock of which is publicly traded on an established securities market or otherwise.

(j) Non-Waiver of Breach. The waiver by any party hereto of the other party's prompt and complete performance, or breach or violation, of any term or provision of this Agreement shall be effected solely in a writing signed by such party, and shall not operate nor be construed as a waiver of any subsequent breach or violation, and the waiver by any party hereto to exercise any right or remedy which he, she or it may possess shall not operate nor be construed as the waiver of such right or remedy by such party, or as a bar to the exercise of such right or remedy by such party, upon the occurrence of any subsequent breach or violation.

(k) Clawback. The Company may (i) cause the cancellation of the RSUs, (ii) require reimbursement of any benefit conferred under the RSUs to the Recipient or Beneficiary, and (iii) effect any other right of recoupment of equity or other compensation provided under the Plan or otherwise in accordance with any Company policies that currently exist or that may from time to time be adopted or modified in the future by the Company and/or applicable law (each, a "***Clawback Policy***"). In addition, the Recipient may be required to repay to the Company certain previously paid compensation, whether provided under the Plan or an Award Agreement or otherwise, in accordance with any Clawback Policy. By accepting this Award, the Recipient agrees to be bound by any existing or future Clawback Policy adopted by the Company, or any amendments that may from time to time be made to the Clawback Policy in the future by the Company in its discretion (including without limitation any Clawback Policy adopted or amended to comply with applicable laws or stock exchange requirements) and further agrees that all of the Recipient's Award Agreements may be unilaterally amended by the Company, without the Recipient's consent, to the extent that the Company in its discretion determines to be necessary or appropriate to comply with any Clawback Policy.

(l) Counterparts. This Agreement may be executed in two or more separate counterparts, each of which shall be an original, and all of which together shall constitute one and the same agreement.

(m) Additional Terms for Non-U.S. Recipients. Notwithstanding anything to the contrary herein, if Country-Specific Terms and Conditions are attached hereto as Addendum A, the Recipient shall be bound by such Addendum. If the Recipient is a citizen or resident of a country (or is considered as such for local law purposes) other than the one in which the Recipient is currently residing or working or if the Recipient relocates to one of the countries covered by Country-Specific Terms and Conditions after the grant of the RSUs, the special terms and conditions for such country will apply to the Recipient to the extent the Company determines that the application of such terms and conditions is necessary or advisable in order to comply with local law or facilitate the

administration of the Plan. The Country-Specific Terms and Conditions constitute part of this Agreement and are incorporated herein by reference.

(n) Acknowledgement and Acceptance. The Recipient acknowledges receipt of a copy of the Plan and represents that he or she has reviewed the provisions of the Plan and this Agreement in their entirety, is familiar with and understands their terms and provisions, and by indicating acceptance of the award in the eTrade online system, he or she accepts this RSU award subject to all of the terms and provisions of the Plan and this Agreement. The Recipient further represents that he or she has had an opportunity to obtain the advice of counsel prior to accepting this Agreement.

(o) Electronic Records. For the purposes of this Section: "***Electronic Transactions Act***" means the Electronic Transactions Act (As Revised) of the British Virgin Islands; and "***Electronic Record***" has the same meaning as in the Electronic Transactions Act. It is agreed that: (A) "written" and "in writing" or analogous terms where used in this Agreement include all modes of representing or reproducing words in visible form, including in the form of an Electronic Record; (B) except where expressly otherwise required, any requirements as to execution or signature under this Agreement including the execution of this Agreement can be satisfied in the form of an electronic signature as provided for in the Electronic Transactions Act; (C) where a law or this Agreement requires information to be delivered or sent to, or to be served on, a person, section 10(1) of the Electronic Transactions Act shall be varied such that: (i) the originator of any electronic communication shall not be required to state that the receipt of the electronic communication is to be acknowledged; and (ii) unless the originator expressly requires an acknowledgment of receipt, the addressee shall not be required to acknowledge receipt; and (D) the Electronic Transactions Act shall be varied pursuant to section 5(1)(b)(i) of the Electronic Transactions Act to the extent provided for in this Agreement.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Agreement on the ___ day of _____________, 2022.

	COMPANY: **SATELLOGIC INC.** By: ______________________________ Name: Title:

The Recipient acknowledges receipt of a copy of the Plan and represents that he or she has reviewed the provisions of the Plan and this Agreement in their entirety, is familiar with and understands their terms and provisions, and hereby accepts this RSU award subject to all of the terms and provisions of the Plan and this Agreement. The Recipient further represents that he or she has had an opportunity to obtain the advice of counsel prior to executing this Agreement.

	RECIPIENT: ______________________________ Name:

ADDENDUM A

COUNTRY-SPECIFIC TERMS AND CONDITIONS

Israel

Additional Terms and Conditions

The following provision applies only to Recipients who are or are deemed to be residents of the State of Israel for tax purposes or are otherwise subject to taxation in Israel with respect to the RSUs on the Date of Grant.

> The RSUs are granted to the Recipient pursuant to the Sub-Plan for Israeli Recipients accompanying the Plan (the "Israeli Sub-Plan") and are subject to the terms and conditions as stated in the Israeli Sub-Plan, the Plan and the Agreement to which this Addendum is appended, including this Addendum A. All capitalized terms that are not defined herein shall have the meanings defined in the Plan and the Israeli Sub-Plan.

By accepting the award of RSUs, Recipient acknowledges and agrees that the award is subject to the Plan, the Israeli Sub-Plan and Sections 102(b)(2) and (3) of the Income Tax Ordinance (New Version) – 1961, the Rules, and the Trust Agreement (as defined in the Israeli Sub-Plan), a copy of which has been made available to you. Recipient further confirms that (a) Recipient is familiar with the terms and provisions of Section 102 of the ITO, particularly the Capital Gains Track described in subsection (b)(2) and (3) thereof, and agrees not to require the Trustee to release the award or to sell or transfer the award to itself or any third party unless permitted to do so by applicable law (b) the terms and restrictions set forth in the Israeli Sub-Plan will apply to the award in all respects, including without limitation with respect to mandatory tax withholding requirements, and the rights and authorities of the Company, its Affiliates and the Trustee with respect thereto, and (c) the Company, its affiliates, assignees and successors shall be under no duty to ensure, and no representation or commitment is made, that an award qualifies or shall qualify under any particular tax treatment.

Unless subject to an ITA approved "supervisory trustee" arrangement, the RSUs will be registered in the name of the Trustee as required by law to qualify under Section 102, for the benefit of the Recipient. Recipient shall comply with the ITO, the Rules, and the terms and conditions of the Trust Agreement entered into between the Company and the Trustee. The RSUs or the Shares to be issued upon vesting of RSUs for the Required Holding Period will be held by the Trustee or be subject to the "supervisory trustee" arrangement, as set forth in the Israeli Sub-Plan. By accepting this award of RSUs, Recipient confirms that it shall execute any and all documents that the Company or the Trustee may reasonably determine to be necessary in order to comply with the ITO and particularly the Rules.

Recipient hereby undertakes to release the Trustee from any liability in respect of any action or decision duly taken and bona fide executed in relation to the Plan, the RSUs or Shares issued thereunder

Data Privacy

In order to facilitate the Recipient's participation in the Plan and the administration of the RSUs, it will be necessary for contractual and legal purposes for the Company (or its Affiliates or their payroll administrators) to collect, hold and process certain personal information and sensitive personal information about the Recipient (including, without limitation, the Recipient's name, home address, telephone number, date of birth, nationality, social insurance or other identification number and job title and details of the RSUs and other awards granted, cancelled, exercised, vested, unvested or outstanding and Shares held by the Recipient). The Recipient consents explicitly, willingly, and unambiguously to the Company and the applicable employing Affiliate (and their Affiliates and payroll administrators) collecting, holding and processing the Recipient's personal data and transferring this data (in electronic or other form) by and among, as applicable, the Company, its Affiliates and other third parties, including the 102 Trustee (collectively, the "Data Recipients") insofar as is reasonably necessary to implement, administer and manage the Plan and the RSUs. The Recipient authorizes the Data Recipients to receive, possess, use, retain and transfer the data (including subsequent transfer) for the purposes of implementing, administering and managing the Plan and the RSUs. The Recipient understands that the data may be transferred to a broker or third party as may be selected by the Company in the future which is assisting the Company with the implementation, administration and management of the Plan. The Recipient understands that the Data Recipients may be located in the United States or elsewhere, and that the Data Recipient's country may have a lower standard of data privacy laws and protections than the Recipient's country.

The Data Recipients will treat the Recipient's personal data as private and confidential and will not disclose such data for purposes other than the management and administration of the Plan and the RSUs and will take reasonable measures to keep the Recipient's personal data private, confidential, accurate and current. The Recipient understands that the data will be held only as long as is necessary to implement, administer and manage the Recipient's participation in the Plan.

The Recipient understands that the Recipient may, at any time, make a request to view the Recipient's personal data, require any necessary corrections to it or withdraw the consents herein in writing by contacting the Company and that these rights are subject to legal restrictions but acknowledges that without the use of such data it may not be practicable for the Company to administer the Recipient's involvement in the Plan in a timely fashion or at all and this may be detrimental to the Recipient and may result in the possible exclusion of the Recipient from continued participation with respect to the RSUs or any future awards under the Plan.

Schedule 3

Form of Template Optional Board RSU Award Agreement

SATELLOGIC INC.
2021 INCENTIVE COMPENSATION PLAN

____

RESTRICTED STOCK UNIT AGREEMENT
FOR

____

1. **Grant of Restricted Stock Units**. SATELLOGIC INC., a business company with limited liability incorporated under the laws of the British Virgin Islands (the "***Company***"), hereby grants to _____________ (the "***Recipient***") the right to receive, at the times specified in Section 2 hereof, _______Restricted Stock Units of the Company conferring a right to receive an equal number of Shares (collectively, the "***RSUs***"). The RSUs shall be subject to the terms, provisions and restrictions set forth in this Restricted Stock Unit Agreement (the "***Agreement***") and the Satellogic Inc. 2021 Incentive Compensation Plan, as may be amended from time to time (the "***Plan***"), which is incorporated herein for all purposes. Unless otherwise provided herein, terms used herein that are defined in the Plan and not defined herein shall have the meanings attributable thereto in the Plan.

2. **Grant Date and Vesting of RSUs**.

   a. General Vesting. For the purposes of this Agreement, the "***Grant Date***" shall mean ___________________, 2022. Except as provided in Sections 2(b) and 3 of this Agreement or in the Plan, the RSUs shall vest in the following amounts and the following times (the "***Vesting Date***"), provided that the Continuous Service of the Recipient continues through each such Vesting Date:

Percentage of RSUs	Vesting Date
100%	100% annually on May 31 following Grant Date

There shall be no proportionate or partial vesting of the RSUs in or during the months, days or periods prior to each Vesting Date, and except as otherwise provided in Section 2(b) hereof, all vesting shall occur only on the applicable Vesting Date provided the conditions set forth in this Section 2 are satisfied. Any portion of the RSUs subject to this Agreement that have become vested

pursuant to this Section 2 shall be referred to hereinafter as the "***Vested RSUs***," and any portion that have not vested hereunder shall be referred to as the "***Non-Vested RSUs***."

b. Acceleration of Vesting Upon Certain Events. Notwithstanding anything to the contrary herein or in the Plan, the following shall apply (the date of any such acceleration event shall be referred to herein as an "***Acceleration Date***"):

. Death or Disability. In the event of the termination of the Recipient's Continuous Service with the Company and its Related Entities on account of the Recipient's death or Disability prior to a Vesting Date, then the Non-Vested RSUs subject to this Agreement shall become immediately vested as of the date of such termination of the Recipient's Continuous Service.

i. Change in Control. If either (1) the successor company in a Change in Control does not assume the RSUs as provided in Section 9(c)(ii) of the Plan, or (2) the successor company does so assume the RSUs and, in connection with or within twelve (12) months after, a Change in Control occurs, the Recipient's Continuous Service is terminated by the Company or a Related Entity without Cause, in each event of (1) or (2), the Non-Vested RSUs subject to this Agreement shall become immediately vested as of the date of the Change in Control or such termination of the Recipient's Continuous Service, as applicable.

c. No Monetary Payment Required. The Recipient is not required to make any monetary payment (other than to satisfy applicable tax withholding obligations, if any, with respect to the issuance or vesting of the Shares that are the subject of the RSUs or as otherwise provided in the Plan) as a condition to receiving the Shares that are the subject of the RSUs, the consideration for which shall be past services actually rendered or future services to be rendered to the Company or any Related Entity. Notwithstanding the foregoing, if required by applicable law, the Recipient shall furnish consideration in the form of cash or past services rendered to the Company or any Related Entity or for the benefit of the Company or any Related Entity having a value not less than the par value of the Shares issued pursuant to the RSUs.

0. **Treatment of RSUs Upon Termination of Continuous Service**. Except as set forth in Section 2 hereof, if the Recipient's Continuous Service is terminated for any reason prior to the earlier of (a) a Vesting Date or (b) an Acceleration Date, the Non-Vested RSUs granted hereunder shall be immediately forfeited and revert back to the Company without any payment to the Recipient. The Committee shall have the power and authority to enforce on behalf of the Company any rights the Company may have with respect to the RSUs under this Agreement in the event of the termination of the Recipient's Continuous Service. It is acknowledged that the term "forfeited" as used herein shall be construed in a manner consistent with the definition of "forfeiture" under the Plan and accordingly the Recipient consents to any redemption of RSUs by the Company where they may be forfeited.

0. **Settlement of the RSUs**. The Company shall issue to the Recipient the number of Shares corresponding to the Vested RSUs as soon as practicable on or after (but in no event later than thirty

(30) days after) the *earlier of* (a) the date on which the Recipient's Continuous Service with the Company and its Related Entities is terminated for any reason or (b) an Acceleration Date, provided, however, that if the Acceleration Date is on account of a Change in Control, such Change in Control must be deemed to also be a change in control or a change in effective control of the Company under Section 409A of the Code and the treasury regulations promulgated thereunder (in each case, the "**Settlement Date**").

1. **Rights with Respect to RSUs**. Except as otherwise provided in this Section 5 or the Plan, the Recipient shall not have any rights, benefits or entitlements with respect to the Shares corresponding to the RSUs unless and until those Shares are issued to the Recipient. On or after issuance, the Recipient shall have, with respect to the Shares issued, all of the rights of a holder of Shares granted pursuant to the memorandum and articles of association of the Company ((as the same may be amended from time to time, the "***Memorandum and Articles***") and other governing instruments of the Company, or as otherwise available at law.

0. **Transferability**. The RSUs are not transferable, other than by will or under the applicable laws of descent and distribution. Shares that have been issued to the Recipient in settlement of the RSUs in accordance with this Agreement and the Plan may be transferred in accordance with the Memorandum and Articles. Except as otherwise permitted pursuant to the first sentence of this Section 6, any attempt to effect a Transfer of any RSUs shall be void *ab initio*. For purposes of this Agreement, "***Transfer***" shall mean any sale, transfer, encumbrance, gift, donation, assignment, pledge, hypothecation, or other disposition, whether similar or dissimilar to those previously enumerated, whether voluntary or involuntary, and including, but not limited to, any disposition by operation of law, by court order, by judicial process, or by foreclosure, levy or attachment.

0. **Tax Matters**.

(a) Withholding. As a condition to the Company's and/or any group company's obligations with respect to the RSUs (including, without limitation, any obligation to issue any Shares) hereunder, if applicable, the Recipient shall make arrangements satisfactory to the Company and/or any group company to pay to the Company and/or any group company any federal, state, local or non-U.S. taxes of any kind including any social security contributions required to be withheld by the Company and/or any group company with respect to the issue of Shares corresponding to such RSUs. The Company and/or any group company shall under all circumstances, including if the Recipient shall fail to make the tax payments as are required, and to the extent permitted by law, have the right to deduct from any payment of any kind (including the withholding from issuance or vesting of any Shares that otherwise would be issued to Recipient under this Agreement) otherwise due to the Recipient any federal, state, local or non-U.S. taxes of any kind including any social security contributions required by law to be withheld by the Company and/or any group company with respect to such Shares.

(b) Satisfaction of Withholding Requirements. The Recipient may direct the Company to satisfy the withholding requirements with respect to the RSUs pursuant to the

procedures and methods set forth in Section 9(e) of the Plan, including, but not limited to, withholding of Shares to be issued and the cash payment by the Company in respect to satisfy the Recipient's tax obligations.

(c) Recipient's Responsibilities for Tax Consequences. The tax consequences to the Recipient (including without limitation federal, state, local and non-U.S. income tax consequences) with respect to the RSUs (including without limitation the grant and vesting of RSUs and the issuance of Shares pursuant to the terms of RSUs) are the sole responsibility of the Recipient. The Recipient shall consult with his or her own personal accountant(s) and/or tax advisor(s) regarding these matters and the Recipient's filing, withholding and payment (or tax liability) obligations.

0. **Amendment, Modification and Assignment**. This Agreement may only be amended or modified in a writing signed by the parties hereto. No promises, assurances, commitments, agreements, undertakings or representations, whether oral, written, electronic or otherwise, and whether express or implied, with respect to the subject matter hereof, have been made by either party which are not set forth expressly in this Agreement. Unless otherwise consented to in writing by the Company, in its sole discretion, this Agreement (and Recipient's rights hereunder) may not be assigned, and the obligations of Recipient hereunder may not be delegated, in whole or in part. The rights and obligations created hereunder shall be binding on the executors, administrators, heirs, successors and permitted assigns of the Recipient and on the successors and assigns of the Company.

0. **Complete Agreement**. This Agreement (together with those agreements and documents expressly referred to herein, for the purposes referred to herein) embody the complete and entire agreement and understanding between the parties with respect to the subject matter hereof, and supersede any and all prior promises, assurances, commitments, agreements, undertakings or representations, whether oral, written, electronic or otherwise, and whether express or implied, which may relate to the subject matter hereof in any way.

0. **Miscellaneous**.

a. No Right to (Continued) Employment or Service. This Agreement and the grant of RSUs hereunder shall not confer, or be construed to confer, upon the Recipient any right to employment or service, or continued employment or service, with the Company or any Related Entity.

a. No Limit on Other Compensation Arrangements. Nothing contained in this Agreement shall preclude the Company or any Related Entity from adopting or continuing in effect other or additional compensation plans, agreements or arrangements, and any such plans, agreements and arrangements may be either generally applicable or applicable only in specific cases or to specific persons.

b. Severability. If any term or provision of this Agreement is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or under any applicable law, rule or regulation, then such provision shall be construed or deemed amended to conform to applicable law (or if such provision cannot be so

construed or deemed amended without materially altering the purpose or intent of this Agreement and the grant of RSUs hereunder, such provision shall be stricken as to such jurisdiction and the remainder of this Agreement and the award hereunder shall remain in full force and effect).

c. No Trust or Fund Created. Neither this Agreement nor the grant of RSUs hereunder shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Related Entity and the Recipient or any other person. To the extent that the Recipient or any other person acquires a right to receive payments from the Company or any Related Entity pursuant to this Agreement, such right shall be no greater than the right of any unsecured general creditor of the Company.

d. Law Governing. This Agreement is governed by, and shall be construed in accordance with, the laws of the British Virgin Islands, except that with respect to matters that are subject to tax laws, regulations and rules of any specific jurisdiction, which shall be governed by the respective laws, regulations and rules of such jurisdiction.

e. Interpretation. The Recipient accepts this award of RSUs subject to all of the terms, provisions and restrictions of this Agreement and the Plan. The Recipient hereby accepts as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under this Agreement or the Plan.

f. Headings. Section, paragraph and other headings and captions are provided solely as a convenience to facilitate reference. Such headings and captions shall not be deemed in any way material or relevant to the construction, meaning or interpretation of this Agreement or any term or provision hereof.

g. Notices. Any notice under this Agreement shall be in writing and shall be deemed to have been duly given when delivered by email to Equity Compensation Team at equitycompensation@satellogic.com and, in the case of the Recipient, to the Recipient's last permanent address as shown on the Company's records, subject to the right of either party to designate some other address at any time hereafter in a notice satisfying the requirements of this Section 10.

h. Compliance with Section 409A

.It is the intention of both the Company and the Recipient that the benefits and rights to which the Recipient could be entitled pursuant to this Agreement either comply with or fall within an exception to Section 409A of the Code and the Treasury Regulations and other guidance promulgated or issued thereunder ("***Section 409A***"), to the extent that the requirements of Section 409A are applicable thereto, and the provisions of this Agreement shall be construed in a manner consistent with that intention. For purposes of applying the provisions of Section 409A to this Agreement, each

separately identified amount to which the Recipient is entitled under this Agreement shall be treated as a separate payment. In addition, to the extent permissible under Section 409A, any series of installment payments under this Agreement shall be treated as a right to a series of separate payments.

i. Notwithstanding the foregoing, the Company does not make any representation to the Recipient that the RSUs awarded pursuant to this Agreement are exempt from, or satisfy, the requirements of Section 409A, and the Company shall have no liability or other obligation to indemnify or hold harmless the Recipient or any Beneficiary for any tax, additional tax, interest or penalties that the Recipient or any Beneficiary may incur in the event that any provision of this Agreement, or any amendment or modification thereof or any other action taken with respect thereto is deemed to violate any of the requirements of Section 409A.

ii. Neither the Company nor the Recipient, individually or in combination, may accelerate any payment or benefit that is subject to Section 409A, except in compliance with Section 409A and the provisions of this Agreement, and no amount that is subject to Section 409A shall be paid prior to the earliest date on which it may be paid without violating Section 409A.

iii. If required under Section 409A, then notwithstanding anything to the contrary in this Agreement or the Plan, if the Recipient is a "Specified Employee" (as defined below) then the issue of Shares otherwise required to be made under this Agreement on account of the termination of the Recipient's Continuous Service shall be made within thirty (30) days after the sixth (6th) month anniversary of the date of the termination of the Recipient's Continuous Service or, if earlier, the date of the Recipient's death if such deferral is required to comply with Section 409A of the Code. For purposes of this Agreement, a "***Specified Employee***" means any individual who, at the time of his or her separation from Continuous Service with the Company and its Related Entities, is a "key employee," within the meaning of Section 416(i) of the Code, of the Company or any Related Entity, the stock of which is publicly traded on an established securities market or otherwise.

j. Non-Waiver of Breach. The waiver by any party hereto of the other party's prompt and complete performance, or breach or violation, of any term or provision of this Agreement shall be effected solely in a writing signed by such party, and shall not operate nor be construed as a waiver of any subsequent breach or violation, and the waiver by any party hereto to exercise any right or remedy which he, she or it may possess shall not operate nor be construed as the waiver of such right or remedy by such party, or as a bar to the exercise of such right or remedy by such party, upon the occurrence of any subsequent breach or violation.

a. Clawback. The Company may (i) cause the cancellation of the RSUs, (ii) require reimbursement of any benefit conferred under the RSUs to the Recipient or Beneficiary, and (iii) effect any other right of recoupment of equity or other compensation provided under the Plan or otherwise in accordance with any Company policies that currently exist or that may from time to time be adopted or modified in the future by the Company and/or applicable law (each, a "***Clawback Policy***"). In addition, the Recipient may be required to repay to the Company certain previously paid compensation, whether provided under the Plan or an Award Agreement or otherwise, in accordance

with any Clawback Policy. By accepting this Award, the Recipient agrees to be bound by any existing or future Clawback Policy adopted by the Company, or any amendments that may from time to time be made to the Clawback Policy in the future by the Company in its discretion (including without limitation any Clawback Policy adopted or amended to comply with applicable laws or stock exchange requirements) and further agrees that all of the Recipient's Award Agreements may be unilaterally amended by the Company, without the Recipient's consent, to the extent that the Company in its discretion determines to be necessary or appropriate to comply with any Clawback Policy.

a. Counterparts. This Agreement may be executed in two or more separate counterparts, each of which shall be an original, and all of which together shall constitute one and the same agreement.

a. Additional Terms for Non-U.S. Recipients. Notwithstanding anything to the contrary herein, if Country-Specific Terms and Conditions are attached hereto as Addendum A, the Recipient shall be bound by such Addendum. If the Recipient is a citizen or resident of a country (or is considered as such for local law purposes) other than the one in which the Recipient is currently residing or working or if the Recipient relocates to one of the countries covered by Country-Specific Terms and Conditions after the grant of the RSUs, the special terms and conditions for such country will apply to the Recipient to the extent the Company determines that the application of such terms and conditions is necessary or advisable in order to comply with local law or facilitate the administration of the Plan. The Country-Specific Terms and Conditions constitute part of this Agreement and are incorporated herein by reference.

a. Acknowledgement and Acceptance. The Recipient acknowledges receipt of a copy of the Plan and represents that he or she has reviewed the provisions of the Plan and this Agreement in their entirety, is familiar with and understands their terms and provisions, and by indicating acceptance of the award in the eTrade online system, he or she accepts this RSU award subject to all of the terms and provisions of the Plan and this Agreement. The Recipient further represents that he or she has had an opportunity to obtain the advice of counsel prior to accepting this Agreement.

a. Electronic Records. For the purposes of this Section: "***Electronic Transactions Act***" means the Electronic Transactions Act (As Revised) of the British Virgin Islands; and "***Electronic Record***" has the same meaning as in the Electronic Transactions Act. It is agreed that: (A) "written" and "in writing" or analogous terms where used in this Agreement include all modes of representing or reproducing words in visible form, including in the form of an Electronic Record; (B) except where expressly otherwise required, any requirements as to execution or signature under this Agreement including the execution of this Agreement can be satisfied in the form of an electronic signature as provided for in the Electronic Transactions Act; (C) where a law or this Agreement requires information to be delivered or sent to, or to be served on, a person, section 10(1) of the Electronic Transactions Act shall be varied such that: (i) the originator of any electronic communication shall not be required to state that the receipt of the electronic communication is to be acknowledged; and (ii) unless the originator expressly requires an acknowledgment of receipt, the addressee shall not be required to acknowledge receipt; and (D) the Electronic Transactions Act shall be varied pursuant to section 5(1)(b)(i) of the Electronic Transactions Act to the extent provided for in this Agreement.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Agreement on the ___ day of _____________, 2022.

COMPANY:

SATELLOGIC INC.

By: __
Name:
Title:

The Recipient acknowledges receipt of a copy of the Plan and represents that he or she has reviewed the provisions of the Plan and this Agreement in their entirety, is familiar with and understands their terms and provisions, and hereby accepts this RSU award subject to all of the terms and provisions of the Plan and this Agreement. The Recipient further represents that he or she has had an opportunity to obtain the advice of counsel prior to executing this Agreement.

RECIPIENT:

____
Name: